                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 21, 2001

                              PTEK HOLDINGS, INC.
            (Exact name of Registrant as specified in its charter)


        Georgia                     0-27778               59-3074176
(State of Incorporation)     (Commission File No.)    (I.R.S. Employer
                                                      Identification No.)


                           3399 Peachtree Road, N.E.
                         The Lenox Building, Suite 400
                            Atlanta, Georgia  30326
          (Address of principal executive offices, including zip code)


                                 (404) 262-8400
              (Registrant's telephone number, including area code)

Item 5.  Other Events
---------------------

     On February 21, 2001, PTEK Holdings, Inc. ("PTEK") disseminated a letter to shareholders, employees and friends of PTEK. The letter is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits

          The exhibit listed in the Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    PTEK HOLDINGS, INC.


Date:  February 21, 2001            By:  /s/ Patrick G. Jones
                                         --------------------
                                    Patrick G. Jones
                                    Executive Vice President, Chief Financial
                                    Officer and Chief Legal Officer

                                 EXHIBIT INDEX

     Exhibit             Description                                 Page No.
     -------             -----------                                 -------

     99.1      Letter to Shareholders, Employees and Friends             3
               of Ptek Holdings, Inc., dated February 19, 2001

                                       3